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                                   FORM 8-K



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           October 22, 1998
                                                ----------------------------

BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)


Delaware                                333-60313                31-1597175
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


One First National Plaza, Chicago, IL                               60670
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(Address of principal executive offices)                          (ZIP Code)


Registrant's telephone number, including area code   312-732-4000
                                                     ------------
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Item 5. Other Events
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     On October 22, 1998, the Registrant issued a press release announcing the third quarter 1998 earnings of its two predecessor companies, BANC ONE CORPORATION and First Chicago NBD Corporation. A copy of such press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)  Exhibits.

     Exhibit Number        Description of Exhibits
     --------------        -----------------------

     99                    Registrant's October 22, 1998 Press Release



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BANK ONE CORPORATION
                                  --------------------
                                  (Registrant)


Date: October 22, 1998            By:   /s/ M. Eileen Kennedy
      ------------------               ------------------------------
                                        Title: Treasurer

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                                 EXHIBIT INDEX



Exhibit Number        Description of Exhibits
--------------        -----------------------

99                    Registrant's October 22, 1998 Press Release

                                       3